Employee Benefit Plans (Amounts in Accumulated Other Comprehensive Income, Pre-Tax, Expected to be Recognized as Components of Net Periodic Benefit Cost over the Next Fiscal Year) (Details) In Millions	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)
Employee Benefit Plans
Net actuarial losses	$ 37	¥ 3,088
Net prior service cost	14	1,148
Total	$ 23	¥ 1,940